ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ № 9 А
к Договору № ЕО-ЕАО/30-12 от 30.12.04г.
между компанией «Euro-Asian Oil AG»
и ТОО "Емир-Ойл"

г. Актау 27 июня 2006г.

ТОО "Емир-Ойл", в лице генерального директора г-на Толмакова Т.К., действующих на основании Устава и Компания **"Euro-Asian Oil AG"**, в лице Роберта Вильяма Эмери, действующего на основании Доверенности, пришли к соглашению о внесении в условия Договора № ЕО-ЕАО/30-12 (именуемого в дальнейшем «Договор») следующих дополнений:

1. Стороны вносят в ранее заключенный ими договор № ЕО-ЕАО/30-12 от 1.12.2004г. нижеследующие изменения и дополнения:

1.1. Дополнить п.6.3. договора предложением следующего содержания: «Покупатель обязан предоставить ж/д цистерны Продавцу в течение двух календарных дней, с момента поступления извещения от Продавца с использованием факсимильного сообщения, о готовности к отгрузке и необходимости в цистернах под отгрузку Товара. Цистерны должны быть предоставлены в количестве, указанном в заявке Покупателя.»

1.2. Дополнить главу 7 договора пунктом 7.7. следующего содержания: «В случае неисполнения Покупателем условий п.7.2. настоящего договора в части своевременной подачи ж/д цистерн, Покупатель, по требованию Продавца, оплачивает Продавцу неустойку в размере 1.00 % от стоимости товара, неотгруженного по причине неподачи цистерн под налив. Покупатель освобождается от штрафов за неподачу цистерн в связи с отсутствием нефти, либо с несоответствием качества товара ГОСТу.
Неустойка должна быть оплачена в течении 10 банковских дней с даты поступления требования от Продавца о её оплате.»

1.3. Дополнить главу 7 пунктом 7.8. следующего содержания: «Продавец несет ответственность за простой цистерн Покупателя, на железнодорожном тупике Продавца. За каждые сутки простоя одной цистерны Продавца на ж/д тупике Покупателя, по требованию Покупателя, Продавец обязан оплатить Покупателю неустойку в размере 19 долларов США. Неустойка должна быть оплачена в течении 10 банковских дней с момента получения требования Покупателя о её оплате. Простоем в настоящем пункте является нахождение ж/д цистерны Покупателя на ж/д тупике Продавца свыше одних календарных суток.»

2. Настоящее Дополнительное соглашение вступает в

ADDITIONAL AGREEMENT # 9 A
to the Contract # EO-EAO/30-12 dated 30.12.04
between Euro-Asian Oil AG
and LLP EmirOil

Aktau June 27, 2006

LLP EmirOil, represented by director Mr. Tolmakov T.K., acting on the basis of the Charter and **Euro-Asian Oil AG**, represented by Robert William Emery, acting on the basis of the Power of Attorney, agreed to include following additional terms into Contract # EO-EAO/30-12 (hereinafter the "Contract"):

1. The parties referred to earlier in the contract no. EO-EAO/30-12 dtd 01-12-2004 have agreed the following amendments and addenda.

1.1 In addition to point 6.3 of the contract, the following shall be added: " The Buyer must present railway cars to the Seller within two calendar days from the moment of arrival of the notice by fax from the Seller, confirming the readiness for dispatch and the need for railway cars under the dispatch of goods. The number of railway cars must be indicated in the Buyers declaration."

1.2 In addition to paragraph 7, point 7.7 the following to be added: "In the case of nonfulfillment by the Buyer of conditions in point 7.2. of the agreement regarding the timely supply of railway cars, the Buyer, on the demand of the Seller, pays to the Seller a fine amounting at a rate of 1.00% from cost of the goods which has been not shipped owing to lack of tanks under having poured. The Buyer is released from penalties for lack tanks in connection with absence of oil, or with discrepancy of quality GOST of the good. The fine must be paid within 10 banking days from the date of presentation of Seller's claim.

1.3 In addition to paragraph 7, point 7.8 the following to be added: The Seller is responsible for demurrage of the Buyer's railway cars, on the Seller's railroad siding. For every twenty-four hours of idle time of each Railway car, on the demand of buyer, the Seller is obliged to pay the sum of 19 US dollars to the Buyer. The fine must be paid within 10 banking days from the moment of receiving the Buyer's demand for payment. Demurrage being incurred when the Buyers Railway car is waiting at the Seller's siding for more than one calendar day."

2. The present agreement comes into force from the

силу со дня его подписания обеими Сторонами и остается в силе до полного исполнения Сторонами своих обязательств по основному договору.

3. Данное Дополнительное соглашение было выполнено в трех одинаковых экземплярах, каждый из которых имеет одинаковую юридическую силу.

4. Русский текст настоящего соглашения имеет приоритет при разночтениях перед английским текстом.

5. ПОДПИСИ СТОРОН

Продавец/Seller

Генеральный директор

_______________ **Tolmakov T.K.**

Покупатель/Buyer

_______________ **Robert W. Emery**

day of it's signing by both sides and remains valid until completion by both sides of their obligations under the agreement.

3. This Additional Agreement has been executed in three identical copies, each having equal legal effect.

4. The Russian text of present agreement prevails over the English text.

5. SIGNATURES

5.Signature of the parties
Seller
General Director

_______________ **Tolmakov T.K.**

Buyer

_______________ **Robert W.Emery**